Exhibit 10.15

CONFIRMATION, REAFFIRMATION AND AMENDMENT OF
PLEDGE AGREEMENT

Dated: As of November 25, 2008

Reference is made to (i) that certain Note Purchase and Private Shelf Agreement, dated as of February 11, 2005 (the “Original Note Purchase Agreement”), by and between Kinro, Inc., an Ohio corporation (“Kinro”), Lippert Components, Inc., a Delaware corporation (“Lippert Components”, and together with Kinro, collectively, the “Co-Issuers”), Drew Industries Incorporated, a Delaware corporation, Prudential Investment Management, Inc. (“Prudential”) and each of the holders of the 2005 Notes (as defined below) (Prudential and the holders of the 2005 Notes, collectively, the “Noteholders”) pursuant to which the Co-Issuers authorized the issue of their senior promissory notes in the aggregate principal amount of up to $60,000,000 and (ii) that certain Amended and Restated Note Purchase and Private Shelf Agreement, dated as of June 13, 2006 (the “Existing Note Purchase Agreement”), by and between the Co-Issuers, the Parent, the Noteholders and each of the holders of the 2006 Notes (as defined below) pursuant to which the Original Note Purchase Agreement was amended and restated and the Co-Issuers authorized the issuance of their senior promissory notes in the aggregate principal amount of $60,000,000 (of which up to $40,000,000 could be floating rate senior promissory notes). The Existing Note Purchase Agreement and the 2005 Notes (as defined in the Amended Agreement) are being amended and restated (as so amended and restated, the 2005 Notes shall be referred to herein as the “Amended Notes”) pursuant to the terms of the Second Amended and Restated Note Purchase and Private Shelf Agreement, of even date herewith (the “Amended Agreement”). Capitalized terms used but not defined herein shall have the meaning ascribed to them in the Amended Agreement.

Each of the undersigned (each a “Pledgor” and collectively the “Pledgors”) executed and delivered the Pledge Agreement in favor of JPMorgan Chase Bank, N.A., as security trustee (the “Trustee”) for the benefit of the Noteholders in connection with the execution and delivery of the Original Note Purchase Agreement and the issuance and sale of the 2005 Notes. Each of the Pledgors hereby agrees, acknowledges and affirms that (i) its obligations and liabilities under the Pledge Agreement continue to be validly due and owing and in full force and effect, (ii) such obligations and liabilities extend to the obligations and liabilities of the Pledgors under the Amended Agreement, the Amended Notes and any and all Shelf Notes issued pursuant to the Amended Agreement, and (iii) it has no defense, offset, counterclaim, right of recoupment or independent claim against the Noteholders with respect to the Pledge Agreement, the Amended Agreement, the Amended Notes or otherwise.

The Parent and the Existing Noteholders agree that (i) the reference to $60,000,000 in the second paragraph of the Pledge Agreement is deleted and replaced with $125,000,000, and (ii) Schedule I to the Pledge Agreement is deleted and replaced with the Schedule I attached hereto.

Each of the Pledgors agrees, acknowledges and affirms that the Amended Agreement and the Amended Notes are not intended by the parties to be, novations of the Existing Note Purchase Agreement or the Existing Notes, the pledges and security interests granted to the Trustee pursuant to the Pledge Agreement shall remain valid, binding and in full force and effect as of the date of the Pledge Agreement, subject to the terms of the Pledge Agreement, and any breach or default by the Pledgors under the Pledge Agreement in existence immediately prior to the execution and delivery of the Amended Agreement shall continue to exist and remain in effect, and shall not be deemed to be waived, released, discharged or otherwise excused, and all rights and remedies of the Trustee in respect thereof may be fully exercised by the Trustee on or after the date hereof in accordance with the Pledge Agreement. Although each of the Pledgors has been informed of the matters set forth herein and has acknowledged and agreed to the same, each Pledgor understands that the Noteholders have no obligation to inform any Pledgor of such matters in the future or to seek any Pledgor’s acknowledgment or agreement to future amendments, waivers or consents, and nothing herein shall create such a duty.

Each of the undersigned also represents and warrants to the Noteholders that all of the representations and warranties made by the undersigned in the Pledge Agreement are true and correct on the date hereof as if made on and as of the date hereof, except to the extent that any of such representations and warranties relate by their terms to a prior date (which remain true and correct as of such prior date).

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IN WITNESS WHEREOF, the parties hereto have caused this Confirmation and Reaffirmation of Pledge Agreement to be executed on its behalf, as of the date first above written, by one of its duly authorized officers.

JPMORGAN CHASE BANK, N.A., as Trustee

By:
Name:
Title:

DREW INDUSTRIES INCORPORATED

By:
Name: Fredric M. Zinn
Title: President

KINRO, INC.
LIPPERT COMPONENTS, INC.
LIPPERT TIRE & AXLE, INC.

By:
Name: Fredric M. Zinn
Title: Vice President

KINRO HOLDING, INC.
LIPPERT HOLDING, INC.
LIPPERT TIRE & AXLE HOLDING, INC.

By:
Name: Fredric M. Zinn
Title: Chief Financial Officer